                                                                   EXHIBIT 10.12



                                                                       PFW-_____

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                  WARRANT TO PURCHASE A MAXIMUM OF __________
                     SHARES OF SERIES F PREFERRED STOCK OF
                              CELL PATHWAYS, INC.
                           (Void after July 20, 1999)

     This certifies that _______________ (the "HOLDER"), or assigns, for value received, is entitled to purchase from Cell Pathways, Inc., a Delaware corporation (the "COMPANY"), having a place of business at 1300 S. Potomac St., Unit 110, Aurora, CO 80012-4526, a maximum of _______________ fully paid and nonassessable shares of the Company's Series F Preferred Stock ("PREFERRED STOCK") for cash at a price of $3.70 per share (the "STOCK PURCHASE PRICE") at any time or from time to time up to 5:00 p.m. (Mountain Time) on the earlier date of (i) the sale of all or substantially all of the assets of the Company, or (ii) July 20, 1999, such earlier day being referred to herein as the "EXPIRATION DATE", upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. Definitions of words used in this Warrant are as follows:

     CERTIFICATE OF INCORPORATION: The Fifth Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware.

     COMMON STOCK:  The common stock, par value $0.01 per share, of the Company.

     QUALIFIED IPO: A firm commitment, underwritten public offering of the Company's Common Stock registered under the Securities Act (other than a registration relating solely to either a transaction under Rule 145 under the Securities Act (or any successor to such rule) or to any employee benefit plan of the Company) at a public offering price (prior to deduction of underwriter's discounts and expenses) equal to or exceeding $6.60 per share of Common Stock (as adjusted for any stock dividends,

                                       1.

combinations, or splits with respect to such shares) and resulting in aggregate proceeds to the Company and/or selling stockholders (prior to deduction of underwriter's discounts and expenses and other expenses of the offering) of not less than $10 million; provided, however, that in the event that the holders of a majority of the Series F Convertible Preferred Stock elect to waive or amend the definition of Qualified IPO, then the Holder shall consent to such waiver or amendment of the definition of Qualified IPO for the purposes of this Warrant.

     WARRANT SHARES: Shares of Preferred Stock (and/or such other securities, issued or issuable with respect to the Preferred Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization, as provided in the Certificate of Incorporation as in effect on the date hereof); provided, however, that from and after a Qualified IPO, upon the exercise of all or part of this Warrant, in lieu of the issuance of each share of Preferred Stock issuable upon such exercise, the Company shall issue a number of shares of Common Stock determined by dividing the Series F Initial Value by the Series F Conversion Price (as defined in the Certificate of Incorporation, as in effect on the date hereof) then in effect with respect to the Preferred Stock (treating for purposes of this calculation the automatic conversion of the Preferred Stock into shares of Common Stock pursuant to Article FOURTH Section E 5 of such Certificate of Incorporation as not having occurred upon such Qualified IPO).

This Warrant is subject to the following terms and conditions:

  1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) that may be purchased hereunder. Upon receipt of this Warrant with the Subscription Form fully executed and accompanied by payment of the aggregate Stock Purchase Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as are requested for delivery to the Holder registered in the name of the Holder or its nominee, and the Company shall thereupon deliver such certificates to the Holder. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof or its nominee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof or its nominee by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares that may be purchased under

                                       2.

this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time.

  2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of authorized but unissued Warrant Shares, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Warrant Shares may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action that would result in any adjustment of the Stock Purchase Price (as defined in Section 3 hereof) (i) if the total number of Warrant Shares issuable after such action upon exercise of all outstanding warrants, together with all shares of Preferred Stock or Common Stock, as the case may be, then outstanding and all shares of Preferred Stock or Common Stock, as the case may be, then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Preferred Stock or Common Stock, as the case may be, then authorized by the Company's Certificate of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Preferred Stock, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

  3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment,

                                       3.

and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

  3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Preferred Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Preferred Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

  3.2  DIVIDENDS IN PREFERRED STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION.
If at any time or from time to time the Holders of Preferred Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

       (a) Preferred Stock or any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Preferred Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

       (b)  any cash paid or payable otherwise than as a cash dividend, or

       (c) Preferred Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than (i) shares of Preferred Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above or (ii) an event for which adjustment is otherwise made pursuant to Section 3.4 below);

then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Preferred Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (B) and (C) above) that such Holder would hold on the date of such exercise had he been the holder of record of such Preferred Stock as of the date on which holders of Preferred Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

  3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Preferred

                                       4.

Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Preferred Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reorganization described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

  3.4 ADJUSTMENTS SET FORTH IN CERTIFICATE OF INCORPORATION. In addition to the foregoing adjustments, the conversion price of the Series F Preferred Stock into Common Stock is subject to adjustments as set forth in the Company's Certificate of Incorporation.

  3.5 NOTICE OF ADJUSTMENT. Upon any adjustment of the Stock Purchase Price or in the conversion price of the Series F Preferred Stock or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                                       5.

  3.6  OTHER NOTICES.  If at any time:

       (1) the Company shall declare any cash dividend upon its Preferred Stock;

       (2) the Company shall declare any dividend upon its Preferred Stock payable in stock or make any special dividend or other distribution to the holders of its Preferred Stock;

       (3) the Company shall offer for subscription pro rata to the holders of its Preferred Stock any additional shares of stock of any class or other rights;

       (4) there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

       (5) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

       (6) the Company shall take any action that would result in an adjustment of the conversion price of the Series F Preferred Stock as defined in the Company's Certificate of Incorporation;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least thirty (30) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such action, dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, at least thirty (30) days' prior written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause
(a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Preferred Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or conversion, as the case may be.

     3.7 CERTAIN EVENTS. If any change in the outstanding Preferred Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are

                                       6.

not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

  4. ISSUE TAX. The issuance of certificates for shares of Preferred Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

  5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Preferred Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of this Warrant.

  6.  NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.   Nothing contained
in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Preferred Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

  7. REGISTRATION RIGHTS. Upon exercise of this Warrant, the Holder shall be entitled to participate in registrations of Company securities initiated by the Company or other Company stockholders pursuant to that certain Stockholders' Agreement dated December 31, 1996, as amended, and among the Company, FGN, Inc., Northwood Ventures, Technology Partners West Fund IV, L.P., Quest Ventures II, Quest Ventures International, The Goldman Sachs Group, L.P. and certain of its stockholders in the capacity as an Other Stockholder (as defined therein), provided that the Holder complies

                                       7.

with all of the obligations and duties of an Eligible Holder (as defined therein) with respect to participation in such registrations.

  8. TRANSFERABILITY. Subject to compliance with applicable federal and state securities laws and the transfer restrictions set forth below, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

          (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) (i) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act.

          (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a stockholder, partner (or retired partner) or affiliate of such Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

  9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Preferred Stock issued upon exercise of this Warrant, referred to in Sections 7 and 8 shall survive the exercise of this Warrant.

                                       8.

  10. MODIFICATION AND WAIVER. All purchasers in the Series F offering who also receive warrants will receive warrants in the form of this Warrant. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the holders of a majority of the shares subject to Warrants issued in connection with the Series F offering; provided, however, that the Stock Purchase Price with respect to a particular Warrant may not be amended without the written consent of the holder of such Warrant.

  11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

  12. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Preferred Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

  13. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado.

  14. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

  15. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

                                       9.

  16. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder or otherwise conflicts with the provisions hereof. The Company agrees and hereby represents that the rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements.

  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ___ day of _______________, 1997.

                              CELL PATHWAYS, INC.


                              By:________________________________


                              Title:_____________________________

ATTEST:


_________________________
Secretary

                                      10.

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                                                      Date:  ____________, 199__

Cell Pathways, Inc.
1300 S. Potomac St., Unit 110
Aurora, Colorado 80012-4526
Attn: President

Gentlemen:

[ ] The undersigned hereby elects to exercise the warrant issued to it by Cell Pathways, Inc. (the "COMPANY"), Warrant No. PFW __ dated __________ __, 1997 (the "WARRANT"), and to purchase thereunder
       ______________________________ shares of the Series F Preferred Stock of the Company (the "SHARES") at a purchase price of Three Dollars and Seventy Cents ($3.70) per Share or an aggregate purchase price of __________________________ Dollars ($______) (the "PURCHASE PRICE").

       Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                                       Very truly yours,


                                       ______________________________________


                                       By:___________________________________


                                       Title:________________________________


                                      11.

                                   EXHIBIT B

                          INVESTMENT REPRESENTATIONS

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO CELL PATHWAYS, INC. ALONG WITH THE SUBSCRIPTION FORM BEFORE THE PREFERRED STOCK ISSUABLE UPON EXERCISE OF THE WARRANT CERTIFICATE DATED _____________ ___, 1997, WILL BE ISSUED.


                                 _____________________, 199__

Cell Pathways, Inc.
1300 S. Potomac St., Unit 110
Aurora, Colorado  80012-4526

Attention: President

  The undersigned, __________________________________ ("PURCHASER"), intends to acquire up to _________________________ shares of the Series F Preferred Stock of Cell Pathways, Inc. (the "COMPANY") from the Company pursuant to the exercise or conversion of certain Warrants to purchase Preferred Stock held by Purchaser. The Preferred Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 ACT") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

  Purchaser is acquiring the Preferred Stock for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Preferred Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

  Purchaser has been advised that the Preferred Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

  Purchaser has been informed that under the 1933 Act, the Preferred Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any

                                      12.

proposed transfer or disposition by Purchaser of the Preferred Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Preferred Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

  Purchaser also understands and agrees that there will be placed on the certificate(s) for the Preferred Stock, or any substitutions therefor, a legend stating in substance:

           "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

  Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Preferred Stock with Purchaser's counsel.

                              Very truly yours,


                              __________________________________


                              By:_______________________________

                              Print Name:_______________________

                              Title:____________________________


                                      13.